DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund (the "Fund")

Supplement to the Fund's Statement of Additional Information
dated February 28, 2018

Effective the date of this supplement, the following replaces the information in the section entitled "Portfolio Managers – 1. Delaware Management Company – Other Accounts Managed":

I.	Delaware Management Company

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Oct. 31, 2017 unless otherwise noted. Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Roger A. Early
Registered Investment Companies	13	$20.6 billion	0	$0
Other Pooled Investment Vehicles	3	$664.2 million	0	$0
Other Accounts	46	$6.8 billion	0	$0
Paul Grillo
Registered Investment Companies	12	$18.8 billion	0	$0
Other Pooled Investment Vehicles	8	$1.2 billion	0	$0
Other Accounts	5	$911.3 million	0	$0
J. David Hillmeyer
Registered Investment Companies	11	$18.3 billion	0	$0
Other Pooled Investment Vehicles	4	$572.4 million	0	$0
Other Accounts	11	$4.1 billion	1	$1.7 billion
Damon J. Andres
Registered Investment Companies	9	$2.0 billion	0	$0
Other Pooled Investment Vehicles	1	$52.2 million	0	$0
Other Accounts	3	$275.1 million	0	$0
Scott P. Hastings
Registered Investment Companies	5	$727.0 million	0	$0
Other Pooled Investment Vehicles	3	$170.3 million	2	$118.0 million
Other Accounts	3	$275.1 million	0	$0
Babak Zenouzi
Registered Investment Companies	12	$2.4 billion	0	$0
Other Pooled Investment Vehicles	3	$170.3 million	2	$118.0 million
Other Accounts	3	$275.1 million	0	$0

Brian C. McDonnell
Registered Investment Companies	7	$11.7 billion	0	$0
Other Pooled Investment Vehicles	10	$1.2 billion	0	$0
Other Accounts	55	$5.8 billion	0	$0
Adam Brown
Registered Investment Companies	14	$17.5 billion	0	$0
Other Pooled Investment Vehicles	1	$284.4 million	0	$0
Other Accounts	3	$80.3 million	0	$0
John P. McCarthy
Registered Investment Companies	15	$19.4 billion	0	$0
Other Pooled Investment Vehicles	2	$318.3 million	0	$0
Other Accounts	3	$839.2 million	0	$0

Effective the date of this supplement, the following replaces the information in the second paragraph of the section entitled "Portfolio Managers – 1. Delaware Management Company – Description of Material Conflicts of Interest":

Three of the accounts managed by the portfolio managers as set forth in the table above have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio managers have an incentive to manage these accounts so as to enhance performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Please keep this Supplement for future reference.

This Supplement is dated January 23, 2019.